                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              CCFNB BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

NOTICE OF 2005
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

                                          Wednesday, May 4, 2005
                                          10:30 A.M.
                                          The Danville Elks
                                          Located on Route 11 between
                                          Bloomsburg and Danville
                                          Pennsylvania

                                                                  March 30, 2005

Dear CCFNB Stockholder:

You are cordially invited to join us at the 2005 Annual Meeting of Stockholders of CCFNB Bancorp, Inc. (the "Corporation") at the Danville Elks located on Route 11 between Bloomsburg and Danville, Pennsylvania on Wednesday, May 4, 2005 at 10:30 am.

Enclosed with this Proxy Statement are your voting instructions and the 2004 Annual Report.

At this meeting, we will vote on the matters described in the Proxy Statement. We know that it is not practical for most stockholders to attend the Annual Meeting in person. In addition, annual meetings are not the most efficient way to communicate with our stockholders. Therefore, we encourage you to visit our website at www.ccfnb.com for up-to-the-moment news about the Corporation. As an alternative, you may call for current news releases via our facsimile on demand service at (570) 387-4017.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares. Please complete, sign, date and return the enclosed proxy card in the postage pre-paid envelope.

I would like to take this opportunity to remind you that your vote is important.

                                                               Sincerely,

                                                               Lance O. Diehl
                                                               President

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:  May 4, 2005
TIME:  10:30 A.M.
PLACE: The Danville Elks
       Located on Route 11 between
       Bloomsburg and Danville, PA

MATTERS TO BE VOTED UPON:

1.    Election of three Class 1 directors to hold office for a three-year term;

2. Ratification of the appointment of J. H. Williams & Co., LLP as our independent auditors for the year 2005;

3.    Approval of the proposed Amended and Restated Articles of Incorporation;
      and

4.    Any other matters that may properly come before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF CLASS 1 DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP, AND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

Stockholders who are holders of record of the Common Stock at the close of business on March 21, 2005, will be entitled to vote at the meeting.

IF YOU PLAN TO ATTEND:
Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE PROXY CARD, AND THEN VOTE BY FILLING OUT, SIGNING AND DATING THE PROXY CARD AND RETURNING IT BY MAIL IN THE POSTAGE PRE-PAID ENVELOPE.

LANCE O. DIEHL                                          Bloomsburg, Pennsylvania
President                                               March 30, 2005

                               TABLE OF CONTENTS

                                                                                                Page No.
                                                                                                --------
QUESTIONS AND ANSWERS........................................................................       1

BOARD OF DIRECTORS...........................................................................       2
   *Election Of Directors....................................................................       3
   Committees Of The Board Of Directors Of The Corporation...................................       5
   Committees Of The Board Of Directors Of The Bank..........................................       5
   Board Of Directors' Compensation..........................................................       6

STOCK OWNERSHIP..............................................................................       7
   Stock Owned By Directors And Executive Officers...........................................       7
   Section 16(A) Beneficial Ownership Reporting Compliance...................................       7
   Voting Stock Owned By "Beneficial Owner"..................................................       7

EXECUTIVE COMPENSATION.......................................................................       8
   Committee Report On Executive Compensation (How We Determine Executive Compensation)......       8
   Deferred Compensation Agreements..........................................................      10
   Five-Year Performance Graph...............................................................      11

AUDIT COMMITTEE REPORT.......................................................................      12

INDEPENDENT AUDITORS.........................................................................      13
   *Proposal To Approve The Appointment Of J. H. Williams & Co., LLP.........................      13
   Required Vote.............................................................................      13
   Audit Fees................................................................................      13
   Audit Related Fees........................................................................      13
   Tax Fees..................................................................................      13
   All Other Fees............................................................................      13

AMENDED AND RESTATED ARTICLES OF INCORPORATION...............................................      14
   *Proposal To Approve The Amended And Restated Articles Of Incorporation...................      14
   General...................................................................................      14
   Reasons For These Amended And Restated Articles Of Incorporation..........................      14
   Description Of Changes....................................................................      14
   Required Vote.............................................................................      15

OTHER INFORMATION............................................................................      15
   Transactions Involving The Corporation's Directors And Executive Officers.................      15
   No Significant Legal Proceedings..........................................................      15
   Other Proposed Action.....................................................................      15
   Stockholder Proposals For 2006 Annual Meeting.............................................      15
   Additional Information Available..........................................................      16
   How To Contact Our Directors..............................................................      16

Exhibit - A

Amended and Restated Articles of Incorporation

---------------------------------
* Matter to be voted upon.

                              QUESTIONS AND ANSWERS

Q:    WHAT AM I VOTING ON?

A: Three proposals. Item numbers below refer to item numbers on the proxy card.

            Item  1. Election of three Class 1 directors

            Item  2. Ratification of appointment of J. H. Williams & Co., LLP as independent auditors of the Corporation

            Item  3. Approval of the proposed Amended and Restated Articles of
                     Incorporation

Q:    WHO CAN VOTE?

A: All stockholders of record at the close of business on March 21, 2005 are entitled to vote. Holders of the Corporation's Common Stock are entitled to one vote per share. Fractional shares, such as those in the dividend reinvestment plan, may not be voted.

Q:    HOW DO I VOTE FOR DIRECTORS?

A: Each share is entitled to cast one vote for each nominee. For example, if you can vote 100 shares, you can cast up to 100 votes for each nominee for director.

Q:    WHO CAN ATTEND THE MEETING?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Please indicate your wish to attend on the proxy card. Everyone must check in at the registration desk at the meeting.

Q:    HOW DO I VOTE?

A: Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope. By voting with the proxy card, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions.

Q:    WHAT HAPPENS IF I DO NOT INDICATE MY PREFERENCE FOR ONE OF THE ITEMS?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for Director (Item 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of J. H. Williams & Co., LLP (Item 2). If you leave Item 3 blank, the proxies will vote FOR the proposed Amended and Restated Articles of Incorporation (Item 3).

Q:    WHAT IF I VOTE AND THEN CHANGE MY MIND?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Q:    WHAT CONSTITUTES A QUORUM?

A: As of the record date, March 21, 2005, the Corporation had 1,264,083 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 1,264,083 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

Q:    IS MY VOTE CONFIDENTIAL?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of the Corporation and its stockholders. Generally, only the judges of election and the employees of American Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

Q:    WHO WILL COUNT THE VOTES?

A: Employees of American Stock Transfer & Trust Company will tabulate the votes and the judges of election will review their tabulation process.

Q:    WHAT SHARES ARE INCLUDED IN THE PROXY CARD?

A: The shares listed on your card sent by the Corporation represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in "street" name.

Q:    WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449.

Q:    HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Corporation has retained American Stock Transfer & Trust Company to solicit and tabulate proxies from stockholders at an estimated fee of $750.00, plus expenses. (Note that this fee does not include the costs of printing and mailing the proxy statements.) Some of the officers and other employees of the Corporation also may solicit proxies personally, by telephone and by mail. The Corporation will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

Q:    WHOM CAN I CALL WITH ANY QUESTIONS?

A: You may call American Stock Transfer & Trust Company at 1-800-937-5449 or visit their website: http://www.amstock.com.

                               BOARD OF DIRECTORS

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.

                              ELECTION OF DIRECTORS
                              Item 1 on Proxy Card

The Corporation has nine directors who are divided into three classes: three directors are in Class 1; three directors are in Class 2; and three directors are in Class 3. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.

At this meeting, the stockholders elect three Class 1 directors. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the three nominees for Class 1 director. All of the nominees are recommended by the Board of Directors:

                            Robert M. Brewington, Jr.
                            Willard H. Kile, Jr.
                            Charles E. Long

All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

The following information includes the age of each nominee and current director as of the date of the meeting. All directors of the Corporation are also directors of the bank.

CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005 AND NOMINEES FOR CLASS 1 DIRECTORS WHOSE TERM WILL EXPIRE IN 2008

      ROBERT M. BREWINGTON, JR., 54

      Director since 1996. Owner of Sutliff Motors and Brewington Transportation and a part owner of J&B Honda (sales and service of cars and trucks; school bus contractor). Mr. Brewington is the brother of Sally Tucker, the bank's Marketing Director.

      WILLARD H. KILE, JR., D.M.D., 50

      Director since 2000. Partner of Kile & Robinson LLC (dentists); Partner of Kile & Kile Real Estate. Mr. Kile is a first cousin to Lance O. Diehl, our President and Chief Executive Officer.

      CHARLES E. LONG, 69

      Director since 1993. Retired. Former President of Long Supply Co., Inc. (a wholesaler and retailer of hardware and masonry products).

CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2007

      LANCE O. DIEHL, 39

      Director since 2003. President and Chief Executive Officer of the Corporation and the bank. Former Executive Vice President of Branch Operations and Marketing of the bank. Mr. Diehl is a first cousin to Mr. Kile, a director.

      WILLIAM F. HESS, 71

      Director since 1983. Former Chairman of the Corporation and the bank. Dairy farmer.

      PAUL E. REICHART, 67

      Director since 1983. Chairman and former Vice Chairman of the Corporation and the bank. Former President and Chief Executive Officer of the Corporation and the bank.

CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006

      EDWARD L. CAMPBELL, 66

      Director since 1985. Secretary of the Corporation and the bank. President of ELC Enterprises, Inc. and the sole proprietor of Heritage Acres Christmas tree sales.

      FRANK D. GEHRIG, 59

      Director since 2004. Partner in Accounting Firm of Brewer, Gehrig & Johnson, Certified Public Accountants.

      ELWOOD R. HARDING, JR., 58

      Director since 1984. Vice Chairman of the Corporation and the Bank. Attorney at law and President of Premier Real Estate Settlement Services, Inc. (title insurance).

REQUIRED VOTE

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting. Your Board of Directors recommends a vote FOR the nominees for Class 1 director listed above. Votes withheld for directors will have the same effect as votes against.

NUMBER OF MEETINGS

During 2004, the Corporation's Board of Directors held 9 meetings and the bank's Board of Directors held 24 meetings. All of the Corporation's directors attended 75% or more of all Board of Directors and Committee meetings of the Corporation and the bank during 2004.

                           CCFNB'S NOMINATION PROCESS

      All the independent members of our Board of Directors act as our nomination committee. Messrs. Diehl and Reichart do not participate in this function. All of the other directors meet the independence standards as set forth in Rule 4200(a)(15) of the listing standards for The NASDAQ Stock Market. The principal duties of the nomination committee are:

      -     Evaluation and selection of nominees for the Board of Directors;

      -     Consideration of qualifications for committee membership;

      -     Recommendations for revisions to our Code of Conduct and Ethics; and

      -     Evaluation of the Board of Directors and its committees.

      Whenever a stockholder nominates a person for director or a vacancy occurs, the nomination committee uses the following criteria in making a decision:

      -     Backgrounds and experiences of current directors;

      -     Specific knowledge and experience of a candidate;

      - Specific knowledge-based need, for example, do we need a director with knowledge of the commercial real estate industry?;

      -     Diversified geographies in which our directors live and work;

      -     Number of Board seats - we want an odd number of seats;

      - Whether a candidate has the time available to fully participate in the responsibilities of the Board and its committees; and

      - Whether a candidate holds at least $1,000 in market value of our common stock (a bylaws requirement in order to sit also as a bank director).

      The nomination committee tries to reach a unanimous consensus on a nominee for director.

      If a stockholder desires to nominate a person for director, the stockholder must comply with our bylaws and mail the required information for the candidate to CCFNB Bancorp, Inc. c/o Nomination Committee, 232 East Street, Bloomsburg, PA 17815. The nomination committee has not adopted a written charter.

      The independent directors of the Corporation who meet the independence requirements under appropriate rules of The NASDAQ Stock Market, the Securities and Exchange Commission ("SEC") and applicable bank regulatory agencies, will perform the functions of a nominating and corporate governance committee. The following directors participate in the consideration of director nominations:

      Robert M. Brewington, Jr.
      Edward L. Campbell
      Frank D. Gehrig
      Elwood R. Harding, Jr.
      William F. Hess
      Willard H. Kile, Jr.
      Charles E. Long

             COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION

      The Audit Committee of the Corporation is composed of the same members as the Audit Committee of the bank. See discussion under the caption: Audit Committee Report. The Audit Committee serves as the Qualified Legal Compliance Committee of the Corporation for purposes of Rule 205 of the SEC.

      The Corporation has no other standing committees. The bank's Human Resource Committee performs the functions for a compensation committee of the Corporation. See the caption "Human Resource Committee Report on Executive Compensation".

                COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK

                                                          LONG      CREDIT
                           BOARD OF                       RANGE     ADMINI-      HUMAN                ASSET-
          NAME             DIRECTORS  EXECUTIVE  AUDIT  PLANNING   STRATION    RESOURCE     TRUST   LIABILITY
-------------------------  ---------  ---------  -----  --------   --------    --------     -----   ---------
Robert M. Brewington, Jr.      X                   X                                                    X(1)
Edward L. Campbell             X          X                                        X          X(1)
Lance O. Diehl                 X          X                                                   X
Frank D. Gehrig                X                   X        X
Elwood R. Harding, Jr.         X          X                 X(1)                              X         X
William F. Hess                X                                       X(1)        X          X         X
Willard H. Kile, Jr.           X                   X(1)                X
Charles E. Long                X                   X        X          X           X(1)
Paul E. Reichart               X(1)       X(1)              X          X           X          X         X

(1) Chairman.

EXECUTIVE COMMITTEE

The Executive Committee reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as the Corporation's capital structure, stock position and earnings. In addition, the Executive Committee analyzes other management issues and periodically makes recommendations to the Board of Directors based on its findings.

AUDIT COMMITTEE

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with outside independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles. See, "Audit Committee Report".

LONG RANGE PLANNING COMMITTEE

This committee studies the future growth, capital development and corporate structure of the Corporation.

CREDIT ADMINISTRATION COMMITTEE

This committee reviews all new loans, past due loans, loan compliance, loan review and other pertinent matters.

HUMAN RESOURCE COMMITTEE

This committee recommends to the Board of Directors the amount to be considered for contribution to the profit sharing/401K plan and reviews the proposed salary increases of the officers, before they are presented to the Board of Directors for approval. See, "Human Resource Committee Report on Executive Compensation".

TRUST COMMITTEE

This committee is responsible for the oversight of the Trust Department, including the Trust Department investments and operations.

ASSET-LIABILITY COMMITTEE

This committee reviews asset-liability positions and provides support and direction in managing net interest margins and liquidity.

                        BOARD OF DIRECTORS' COMPENSATION

DIRECTORS' FEES

Directors' fees were paid by the bank in 2004 as follows:

Fee for each Board of Directors' meeting attended ..............  $450
Fee for each committee meeting attended ........................  $250

The Chairman received a flat fee of $21,000 annually, and the Secretary received an additional fee of $1,500 in 2004. Directors received or deferred, in the aggregate in 2004, $130,150 in fees. Directors of the Corporation are not paid for attendance at the Corporation's Board of Directors meetings. Such meetings usually occur immediately after meetings of the bank's Board of Directors.

DEFERRED COMPENSATION AGREEMENTS FOR DIRECTORS

During 1990, the bank entered into agreements with two directors, specifically Willard H. Kile, Sr. and Elwood R. Harding, Jr., to establish non-qualified deferred compensation plans for each of these directors. In 1994, additional plans were established for these two directors plus another director, specifically Stanley Barchik, who is now deceased. These plans were limited to four-year terms. The bank may, however, enter into subsequent similar plans with its directors. Each of the participating directors deferred the payment to himself of certain director's fees to which he was entitled. Each director's future payment is based upon the cumulative amount of deferred fees together with interest currently accruing thereon at the rate of 8% per annum, subject to change by the Board of Directors. The bank has obtained life insurance (designating the bank as beneficiary) on the lives of certain directors in face amounts which are intended to cover the bank's obligations and related costs under the Director's Deferred Compensation Plan. As of December 31, 2004 and 2003, the net cash value of insurance policies was $407,319 and $368,924, respectively, and the total accrued liability was $212,669 and $214,418, respectively, relating to these directors' deferred compensation agreements.

During 2004, the directors were given the option of receiving or deferring their directors' fees under a non-qualified deferred compensation plan which allows the director to defer such fees until the year following the expiration of the director's term. Payments are then made over specified terms under these arrangements up to a ten year period. Interest is to accrue on these deferred fees at a five year certificate of deposit rate, which was 4% in 2004. The current certificate of deposit rate will reset in January 2008. Two directors, specifically Robert M. Brewington, Jr. and Willard H. Kile, Jr., have elected to participate in this program, and the total accrued liability at December 31, 2004 and December 31, 2003 was $41,753 and $13,317, respectively.

                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.

                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the executive officers and directors as of March 21, 2005. The aggregate number of shares owned by all directors and executive officers is 4.66%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

    NAME OF INDIVIDUAL                             AMOUNT AND NATURE OF
   OF IDENTITY OF GROUP                           BENEFICIAL OWNERSHIP(1)                  PERCENT OF CLASS
-------------------------                         -----------------------                  ----------------
Robert M. Brewington, Jr.                               8,835.277                                  --
Edward L. Campbell                                      6,260.466                                  --
Lance O. Diehl                                          1,092.108                                  --
Frank D. Gehrig                                         2,090.932
Elwood R. Harding, Jr.                                 15,630.697                                1.24%
William F. Hess                                         4,775.783                                  --
Willard H. Kile, Jr.                                    4,439.010                                  --
Virginia D. Kocher                                        391.000                                  --
Charles E. Long                                         6,605.252                                  --
Paul E. Reichart                                        8,821.000                                  --
All Officers and Directors as a group
   (9 directors, 3 nominees, 5 officers,
    10 persons in total)                               58,941.525                                4.66%

(1) Includes shares held (a) directly, (b) jointly with a spouse, (c) individually by spouse, (d) by the transfer agent in the Corporation's dividend reinvestment account, (e) in the 401(k) plan, and (f) in various trusts.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers and directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934.

We have reviewed the reports and written representations from the executive officers and directors. The Corporation believes that all filing requirements were met during 2004 with the exception of the second quarter filing for Frank
D. Gehrig and fourth quarter filing for Willard H. Kile, Jr. Mr. Gehrig was newly appointed to the Board on April 29, 2004, but an initial Statement of Beneficial Ownership, Form 3, was not filed until May 25, 2004. Filings are electronic now with a two-day filing deadline from the date of the transaction. The bank was unable to obtain the proper paperwork and register Mr. Gehrig's initial ownership holdings of 2,052.684, held between he and his spouse, within the new two-day deadline. Mr. Kile was gifted 164 shares on October 18, 2004, but the bank was not notified of the transaction until October 28, 2004, which is the date the Form 4 was transmitted.

                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

There are no persons or entities known by the Corporation to own beneficially more than five percent of the Common Stock as of March 21, 2005.

                             EXECUTIVE COMPENSATION

This section of the report contains a table that shows the amounts of compensation earned by our executive officers whose salary and bonus exceeded $100,000 for 2004. The bank makes all payments to the applicable executive officers. This section also contains the performance graph comparing our performance relative to a peer group and the report of our compensation committee on executive compensation explaining compensation philosophy for our most highly paid officers.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION
                                    -----------------------------------------------
NAME AND PRINCIPAL        FISCAL                                     OTHER ANNUAL              ALL OTHER
    POSITION               YEAR     SALARY($)     BONUS($)          COMPENSATION($)         COMPENSATION($)
------------------         ----     ---------     --------          ---------------         ---------------
   LANCE O. DIEHL          2004      110,000       3,517(2)             15,391(3)                18,121(4)
PRESIDENT AND CHIEF        2003      100,000       1,883(5)             13,048(6)                13,118(7)
 EXECUTIVE OFFICER         2002       72,424       2,796(8)              1,130(9)                 7,779(10)

(1) From January 1, 2002 through December 31, 2004, we did not pay any long-term compensation in the form of stock options, stock appreciation rights, restricted stock or any other long-term compensation, nor did we enter into any long-term incentive plan payments. Accordingly, no such information is presented in the summary compensation table set forth above. No such arrangements are currently in effect.

(2)   Represents a cash bonus representing 3 1/2% of 2003 base salary.

(3) Includes $10,800 as the payment of directors' fees and $4,591 representing the year 2004, 100% up to 3% and 50% up to the next 2% matching contribution to Mr. Diehl's 401K plan.

(4) Includes $16,047 as a payment for a deferred compensation plan; $678 representing car expense;$403 representing cell phone expense; $758 representing cafeteria plan benefits and $235 as annual term insurance premium payments on the life of Mr. Diehl.

(5)   Represents a cash bonus representing 2 1/2% of 2002 base salary.

(6) Includes $8,925 as the payment of directors' fees and $4,123 representing the year 2003, 100% up to 3% and 50% up to the next 2% matching contribution to Mr. Diehl's 401K plan.

(7) Includes $11,099 as a payment for a deferred compensation plan; $711 representing car expense; $420 representing cell phone expense; $661 representing cafeteria plan benefits and $227 as annual term insurance premium payments on the life of Mr. Diehl.

(8)   Represents a cash bonus representing 4% of 2001 base salary.

(9) Represents the year 2002, 50% up to 3% matching contribution to Mr. Diehl's 401K plan.

(10) Includes $3,411 as a contribution to the bank's profit sharing plan; $420 representing cell phone expense; $3,680 representing cafeteria plan benefits and $268 as annual term insurance premium payments on the life of Mr. Diehl.

                               COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION
                    (HOW WE DETERMINE EXECUTIVE COMPENSATION)

COMPOSITION OF COMMITTEE

      Our independent directors deem executive compensation to be very important to the overall development and performance of the company, so they decided to sit as our committee on executive compensation. Mr. Diehl, the President and Chief Executive Officer, and Mr. Reichart, the Chairman, do not participate in discussions and decisions concerning their performance and compensation. All of our other directors meet the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Stock Market.

      In addition to this committee on executive compensation, the bank has a Human Resource Committee comprised of four of our directors, who also serve as directors of the bank. One of those directors is Mr. Reichart, who is also the Chairman of the bank. The bank's Human Resource Committee discusses and reviews evaluations of all management positions within the bank, except for Messrs Reichart, the Chairman, Diehl, the President and Chief Executive Officer, and Wenner, the Executive Vice President and Chief Operating Officer. The compensation committee on executive compensation is solely responsible for the compensation decisions involving the latter three officers.

OBJECTIVES OF EXECUTIVE COMPENSATION

      Our executive compensation policy aims to:

            - Link the executive's goals with your interests as stockholders;

            -     Support our strategic business plan and long-term development;

            - Tie a portion of the executive's compensation to our overall performance; and

            -     Attract and retain talented management.

TYPE OF COMPENSATION

      We utilize annual compensation which includes salary, bonus and contributions to our 401K profit sharing plan. We award bonuses based upon the bank's performance as a whole and may award bonuses based on the specific executive's performance.

      We do not have a long-term compensation program based upon the award of stock options and restricted stock or other long-term incentive awards. However, we do have long-term compensation agreements. See the discussion of these agreements elsewhere in this proxy statement. We may consider the award of stock options in the future.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

      Our committee on executive compensation wants the compensation of an executive to be competitive with other commercial banking institutions doing business in similar markets. Each year, our compensation committee on executive compensation and the bank's Human Resources Committee reviews a report from an outside consultant that delineates compensation at peer group banking companies; discusses such report as well as the performance and compatibility to the position with each executive; and takes into consideration recommendations by such executives supervisory officers or by members of the Board of Directors for the senior most executives. Each of the total executive compensation for Messrs. Reichart, Diehl and Wenner place them generally in the median percentile of executives in peer group banking companies based upon the report by the outside consultant. All of these factors are taken into consideration in the determination of the compensation of the executives as a group and of the officers individually.

ANNUAL COMPENSATION

      Annual compensation for our senior executives includes salary, any bonus and contribution to his 401K profit sharing plan. This is similar to the compensation programs for most of our peer group banking companies. We intend to pay salaries at the median of the peer group banking companies that are represented in the report of the outside consultant.

CHIEF EXECUTIVE OFFICER COMPENSATION

      Mr. Diehl received total compensation of $147,029 in the year 2004. Please refer to the Summary Compensation Table on page 8 for more details.

      We established the following 2005 compensation package for Mr. Diehl:
Annual salary to be paid is $120,000, and we expect the other payment and benefits described in the Summary Compensation Table to remain the same in 2005 as in 2004.

OTHER FACTORS THAT INFLUENCED COMPENSATION

      Our Compensation Committee considered that Mr. Diehl has worked for the bank for a total of 11 years and has 17 years experience in the financial services industry. Mr. Diehl is a magna cum laude graduate of Bloomsburg University, receiving a Bachelor of Science in Business Administration; holds a Masters in Business Administration from Lehigh University; and is a graduate of the Stonier Graduate School of Banking.

                                        Committee on Executive Compensation

                                        Robert M. Brewington, Jr.
                                        Edward L. Campbell
                                        Frank D. Gehrig
                                        Elwood R. Harding, Jr.
                                        William F. Hess
                                        Willard H. Kile, Jr.
                                        Charles E. Long

                        DEFERRED COMPENSATION AGREEMENTS

In 1992, the bank entered into agreements with two executive officers, Paul E. Reichart and J. Jan Girton, to establish non-qualified deferred compensation plans. Each officer deferred compensation in order to participate in this Deferred Compensation Plan. If the officer continued to serve as an officer of the bank until he attained 65 years of age, the bank agreed to pay him 120 consecutive monthly payments commencing on the first day of the month following that officer's 65th birthday. Each officer's monthly payment is based upon the future value of life insurance purchased with the compensation the officer has deferred. The bank has obtained life insurance (designating the bank as the beneficiary) on the life of each of these officers in an amount which is intended to cover the bank's obligations under this Deferred Compensation Plan, based upon certain actuarial assumptions.

During 2002, these agreements with the two executive officers, Paul E. Reichart and J. Jan Girton, were modified. Under one agreement, the executive officer will receive monthly payments of $1,875 for 120 consecutive months commencing in February 2003. Under another agreement, another executive officer will receive monthly payments of $1,458.33 for 120 consecutive months commencing in April 2003. This second agreement will also provide post employment health care benefits to the executive officer until the attainment of age 65. As of December 31, 2004 and 2003, the net cash values of insurance policies were $407,319 and $318,119, respectively. The total accrued liability, equal to the present value of these obligations, was $269,418 and $295,674, respectively. The accrued liability related to the post employment health care benefit was $13,650 and $14,336 as of December 31, 2004 and 2003, respectively. Mr. Reichart is the former President and Chief Executive Officer of the bank and currently the Chairman of the Board. Mr. Girton served in the capacity of Chief Operating Officer and Executive Vice President and retired in 2003.

In April 2003, the bank entered into non-qualified deferred compensation agreements with three additional officers, Lance O. Diehl, Edwin A. Wenner and Jacob S. Trump, to provide supplemental retirement benefits commencing with these officer's retirement and ending 15 years thereafter. The deferred compensation expense related to these agreements for the year ended December 31, 2004 was $79,710 and the total accrued liability as of December 31, 2004 and December 31, 2003 was $134,841 and $55,131, respectively. Mr. Diehl is currently the President and Chief Executive Officer. Mr. Wenner is currently the Executive Vice President and Chief Operating Officer. Mr. Trump is currently the Senior Vice President of Financial Planning.

                           FIVE-YEAR PERFORMANCE GRAPH

The following graph and table compare the cumulative total stockholder return on our Common Stock during the five-year period ending on December 31, 2004, with the cumulative total return on the SNL Securities Corporate Performance Index
(1) for 35 publicly-traded banks with under $250 million in total assets in the United States of America, and the cumulative total return for all United States stocks traded on the NASDAQ Stock Market. The comparison assumes the value of the investment in our Common Stock and each index was $100 on December 31, 1999, and assumes further the reinvestment of dividends into the applicable securities. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.

                          CCFNB BANCORP, INCORPORATED

                              [PERFORMANCE GRAPH]

                                                                PERIOD ENDING
                                     ---------------------------------------------------------------------
INDEX                                12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
---------------------------          --------    --------     --------    --------    --------    --------
CCFNB Bancorp, Incorporated           100.00       85.36       122.61      130.89      157.92      156.01
NASDAQ Composite                      100.00       60.82        48.16       33.11       49.93       54.49
SNL <$250M Bank Index                 100.00       99.01       123.45      151.70      229.40      283.65

SOURCE : SNL FINANCIAL LC, CHARLOTTESVILLE, VA                    (434) 977-1600

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.

D.    The index level for all series was set to $100 on 12/31/99.

(1) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

                             AUDIT COMMITTEE REPORT

      The Audit Committee is made up of the following directors: Willard H. Kile, Jr. (Chairman), Robert M. Brewington, Jr., Frank D. Gehrig and Charles E. Long. For more background information on these directors, see "Board of Directors." The Audit Committee operates pursuant to a charter. A stockholder can request, in writing without charge, a copy of the audit committee charter, by contacting Virginia D. Kocher, Treasurer, CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.

      The Audit Committee is composed of four Directors each of whom meets the independence standards contained in Rule 4200(a)(15) of the listing rules for The NASDAQ Stock Market. The Audit Committee membership currently does not include an individual who satisfies the literal and exact definition of a "financial expert", as promulgated by the SEC. Our Board considers each member of the Audit Committee to be financially literate and several members have significant "financial" qualifications. These qualifications in total however are not those specifically required by the SEC in order to qualify as a "financial expert". The Board has reviewed the qualification of the Audit Committee and is satisfied that the current membership is more than sufficiently qualified to carry out its responsibilities. In addition, the Audit Committee is independently empowered to engage consultants and experts should it feel necessary to do so to gain additional expertise on a given matter. The Board is continuing to review its composition and may look to add to its membership in the future an individual who satisfies the strict definition of a "financial expert".

      The Audit Committee, on behalf of the Board, oversees the Corporation's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements and the footnotes to these statements in the Corporation's fiscal year 2004 Annual Report to Shareholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Corporation's external auditors are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the external auditors their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Corporation's external auditors under generally accepted auditing standards. The Corporation's external auditors have expressed the opinion that the Corporation's audited financial statements conform to generally accepted accounting principles.

      The Audit Committee discussed with the external auditors their independence from management and the Corporation, and received the written disclosures concerning the external auditors' independence required by the Independence Standards Board to be made by the external auditors to the Corporation.

      Over the past year, the Audit Committee discussed with the Corporation's external auditors the overall scope and plans for their respective audits. The Audit Committee met with the external and internal auditors to discuss the results of their examinations, their evaluations of the Corporation's internal controls and the overall quality of the Corporation's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004, to be filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors the selection of J.H. Williams & Co., LLP, Certified Public Accountants, to serve as the Corporation's external auditors for the year ending December 31, 2005.

      Submitted by the members of the Audit Committee:

            Willard H. Kile, Jr., Board Member and Committee Chair Robert M. Brewington, Jr., Board Member
            Frank D. Gehrig, Board Member
            Charles E. Long, Board Member

                              INDEPENDENT AUDITORS

        PROPOSAL TO APPROVE THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP
                              Item 2 on Proxy Card

J. H. Williams & Co., LLP, Certified Public Accountants, have audited the consolidated financial statements of the Corporation and the bank for many years, and the Board of Directors has appointed them for 2005. The firm has no relationship with the Corporation except for the existing professional relationship as Certified Public Accountants. The Audit Committee and the Board of Directors believe that J. H. Williams & Co., LLP's long-term knowledge of the Corporation and the bank is valuable to the Corporation. Representatives of J.
H. Williams & Co., LLP have direct access to members of the Audit Committee and regularly attend their meetings.

A representative of J. H. Williams & Co., LLP will attend the Annual Meeting and will have the opportunity to make a statement if he desires to do so. This representative will also be available to respond to appropriate questions.

REQUIRED VOTE

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF J. H. WILLIAMS & CO., LLP. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

AUDIT FEES

      J. H. Williams & Co., LLP, billed the Corporation $65,700, in 2004, for services rendered for the audit of the Corporation's annual financial statements for the year ended December 31, 2004 and the reviews of the financial statements included in the Corporation's reports on SEC Form 10-Q for the quarters ended March 31, June 30 and September 30, 2004.

AUDIT RELATED FEES

      J. H. Williams & Co., LLP, billed the Corporation $9,775, in 2004, for the performance of agreed upon procedures with respect to the trust department ($6,200) and the retail sales of non deposit investment products of the bank ($3,575).

TAX FEES

      J. H. Williams & Co., LLP, billed the Corporation $5,700, in 2004, for tax compliance, tax advice and tax planning.

ALL OTHER FEES

      J. H. Williams & Co., LLP billed the Corporation $0, in 2004, for other services rendered.

      All such services that were performed by J. H. Williams & Co., LLP were done by permanent, full-time employees and partners of such firm.

      The Audit Committee considered whether the provision of the services rendered above was compatible with maintaining the independence of J. H. Williams & Co., LLP as the independent outside auditors. The Audit Committee concluded that the independence of such firm was maintained.

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
     PROPOSAL TO APPROVE THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                              Item 3 on Proxy Card

GENERAL

      On November 10, 2004, our Board of Directors approved the Amended and Restated Articles of Incorporation, which can be found at Exhibit A to this proxy statement and directed that these Amended and Restated Articles of Incorporation be submitted for approval at our 2005 annual meeting of stockholders.

REASONS FOR THESE AMENDED AND RESTATED ARTICLES OF INCORPORATION

      The Board of Directors conducted a review of the bank's articles of association and bylaws and the Corporation's amended articles of incorporation and bylaws in order to eliminate provisions that were no longer necessary or duplicative; to redraft provisions to make the wording more clear; and to add provisions that were viewed as necessary for better governance and financial planning.

      Changes to the bank's articles of association and bylaws were completed on November 3, 2004. The Board of Directors adopted a new set of bylaws for the corporation and filed them on Form 8-K with the SEC on November 10, 2004. A stockholder can request a copy of our new bylaws, without charge, by writing to Virginia D. Kocher, Treasurer, CCFNB Bancorp, Inc., 232 East Street, Bloomsburg, PA 17815.

DESCRIPTION OF CHANGES

      Each of the following current articles has been eliminated because it is no longer required; a similar provision can be found in our bylaws; or the provision contained in that article is effective by operation of law through the Pennsylvania Business Corporation Law of 1988 ("BCL"):

                                                              WHERE THE PROVISION WILL BE IF
                                                                THESE AMENDED AND RESTATED
    CURRENT                                                       ARTICLES ARE APPROVED,
 ARTICLE NUMBER                   DESCRIPTION                        IF STILL REQUIRED
 --------------     ---------------------------------------  --------------------------------
        5           Names and Addresses of Incorporators     No longer necessary
        6           Term of Perpetual Existence              Section 1306(a)(6) of BCL
        9           Classification of Directors Into Three   Sections 10.4 and 10.5 of
                    Classes                                  Bylaws
       10           Filling Vacancies on Board of Directors  Section 11.1 of Bylaws
       11           Fixing Number of Directors At Not Less   Section 10.4 of Bylaws
                    Than 5 Nor More Than 25
       13           Authority to Borrow Money                Section 1502 of the BCL
       14           Indemnification of Directors,            New Article 9 in the Amended and
                    Officers, Employees or Agents            Restated Articles of
                                                             Incorporation

      The following articles are rewritten or are new provisions:

      - Article 4, relating to our capitalization, authorizes the Board of Directors to issue up to 1,000,000 shares of preferred stock, in one or more series, with each series to have its own specific voting powers, designations, preferences, special rights and qualifications. The Board of Directors provided for preferred stock in order to have the flexibility to engage in future financings to strengthen our regulatory capital ratios, and provide funds for organic expansion and acquisitions. There are no current plans to issue preferred stock for any of these reasons.

      - New Articles 7 and 8, relating to common and preferred stock, allow the Board of Directors to restore any issued but not outstanding shares to the status of authorized but unissued and to set the price and type of consideration to be paid for these shares. The reason for these new articles was to give the Board of Directors the flexibility to buy-back our shares and not have to hold them as treasury shares in our capital described on the balance sheet and to issue shares other than for cash if a situation arises that makes business sense to do so.

      - New Article 9, relating to indemnification of our directors, officers, employees or agents, is a description of the current state of Pennsylvania law and allows for these provisions to incorporate future changes in the law that would favor these persons. See new
            Article 9.4.

      The remaining current Articles 1, 2, 3, 7, 8, 12, 15 and 16 are, in essence, unchanged and can be found in corresponding articles 1, 2, 3, 5, 11, 12, 13 and 14, respectively, in the proposed Amended and Restated Articles of Incorporation.

REQUIRED VOTE

      These proposed Amended and Restated Articles of Incorporation shall be adopted upon receiving the affirmative vote of a majority of the votes cast by all stockholders entitled to vote at our annual meeting of stockholders.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

                    TRANSACTIONS INVOLVING THE CORPORATION'S
                        DIRECTORS AND EXECUTIVE OFFICERS

The Corporation encourages its directors and executive officers to have banking and financial transactions with the bank. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by the bank at December 31, 2004, to its directors and officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $5,027,096 or approximately 17.6% of the Corporation's total consolidated capital accounts. The largest amount for all of these loans in 2004 was $9,098,557 or approximately 31.9% of the Corporation's total consolidated capital accounts. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

                        NO SIGNIFICANT LEGAL PROCEEDINGS

The Corporation and the bank are not parties to any legal proceedings that could have any significant effect upon the Corporation's financial condition or income. In addition, the Corporation and the bank are not parties to any legal proceedings under federal and state environmental laws.

                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholder proposals for the 2006 Annual Meeting must be received by November 30, 2005 to be considered for inclusion in the Corporation's 2006 Proxy Statement. Stockholder proposals for the 2006 Annual Meeting for which the proponents do not desire them to be included in the 2006 Proxy Statement must be received by February 13, 2006. Such proposals should be addressed to the Secretary.

                        ADDITIONAL INFORMATION AVAILABLE

A COPY OF THE ANNUAL DISCLOSURE STATEMENT OF COLUMBIA COUNTY FARMERS NATIONAL BANK MAY ALSO BE OBTAINED, AT NO COST, FROM MS. VIRGINIA D. KOCHER, TREASURER, CCFNB BANCORP, INC., 232 EAST STREET, BLOOMSBURG, PA 17815; TELEPHONE: (570) 387-4016.

SEC FILINGS FOR CCFNB BANCORP, INC. CAN BE ACCESSED ON THE WEB AT WWW.CCFNB.COM UNDER THE "ABOUT OUR BANK" AND "CONTACT US" LINKS.

                          HOW TO CONTACT OUR DIRECTORS

SHAREHOLDERS WHO ARE INTERESTED IN COMMUNICATING WITH OUR INDEPENDENT DIRECTORS CAN DO SO BY WRITING A LETTER TO THAT INDEPENDENT DIRECTOR, C/O CCFNB BANCORP, INC., 232 EAST STREET, BLOOMSBURG, PA 17815.

By order of the Board of Directors

Lance O. Diehl
President

Bloomsburg, Pennsylvania
March 30, 2005

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                             OF CCFNB BANCORP, INC.

1.    The name of the corporation is CCFNB Bancorp, Inc.

2. The registered address of the corporation in the Commonwealth of Pennsylvania is 232 East Street, Bloomsburg, Pennsylvania, 17815, Columbia County.

3. The purpose or purposes of the corporation are to have unlimited power to engage in and do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law and under any corresponding provisions of succeeding law.

4. The corporation shall have authority to issue five million (5,000,000) shares of common stock, par value $1.25 per share, and one million (1,000,000) shares of preferred stock, par value $1.25 per share.

      The Board of Directors is hereby authorized from time to time to provide by resolution for the issuance of shares of preferred stock in one or more classes or series not exceeding the aggregate number of shares of preferred stock authorized by these Amended and Restated Articles of Incorporation, as amended from time to time; and to determine with respect to each such series the voting powers, if any (which voting powers if granted may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions applicable thereto, including, without limiting the generality of the foregoing, the voting rights applicable to any class or series (which may be any whole or fractional number of votes per share, and which may be applicable generally or only upon stated matters, events or conditions); the rate of dividend to which holders of preferred stock of any class or series may be entitled (which may or may not be cumulative and/or participating); the rights of holders of preferred stock of any series in the event of liquidation, dissolution or winding up of the affairs of the corporation or other circumstances; the rights, if any, of holders of preferred stock of any class or series to convert or exchange such shares of preferred stock for shares of any other class of capital stock of this corporation or any other entity or to convert or exchange such preferred stock for any other form of property (including in each case the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable); the rights to redeem any class or series of preferred stock (which may be mandatory at a fixed time or upon the occurrence of specified event, or it may be optional on the part of the corporation and/or the shareholder).

      Unless otherwise provided by law or in a resolution or resolutions establishing a particular class or series of preferred stock, the aggregate number of authorized shares of preferred stock may be increased by an amendment to these Amended and Restated Articles of Incorporation approved solely by the holders of common stock and of any preferred stock which is entitled pursuant to its voting rights designated by the Board of Directors, to vote thereon, if at all, voting together as a class.

      The Board of Directors shall be entitled to increase or decrease the number of shares previously designated by the Board of Directors to a series of preferred stock without prior shareholder approval.

      Before the corporation shall issue any shares of preferred stock of any class or series, a certificate, setting forth a copy of the resolution or resolutions of the Board of Directors, fixing the attributes of such class or series shall be filed in the manner prescribed by the laws of the Commonwealth of Pennsylvania.

5. Cumulative voting shall not exist with respect to the election of directors.

6. The holders of common and preferred stock shall have no preemptive right to subscribe for or purchase any shares (or any option, warrant or other optional rights or securities having conversion or option or purchase rights with respect to any shares) issued or sold by the corporation for cash or any other form of consideration.

7. Any issued and outstanding shares of common and preferred stock of the corporation that are acquired by the corporation shall be deemed to be issued but not outstanding, except that the Board of Directors may, by resolution, restore any or all of such issued but not outstanding shares to the status of authorized but unissued shares, and may thereafter reissue those shares.

8. Shares of the common and preferred stock may be issued at a price determined by the Board of Directors or the Board of Directors may set a minimum price or establish a formula or method by which the price may be determined. Consideration for shares may consist of money, obligations (including an obligation of a shareholder), services performed, whether or not contracted for, contracts for services to be performed, shares or other securities or obligations of the issuing business corporation, or any other tangible or intangible property or benefit to the corporation. If shares are issued for other than money, the value of the consideration shall be determined by or in a manner provided by the Board of Directors. Consideration for shares shall be provided or paid to the corporation or as ordered by the Board of Directors.

9.    Limitation of Directors' Liability

9.1 No director of the corporation shall be personally liable for monetary damages as such for any action taken or any failure to take any action unless: (a) the director has breached or failed to perform the duties of his or her office under Subchapter B of Chapter 17 of the Pennsylvania Business Corporation Law, and (b) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Article 9 shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or to the liability of a director for the payment of taxes pursuant to local, Pennsylvania or federal law.

9.2   Indemnification and Insurance

      (a)   Indemnification of Directors and Officers.

            (i) Each Indemnitee (as defined below) shall be indemnified and held harmless by the corporation for all actions taken by him or her and for all failures to take action (regardless of the date of any such action or failure to take action) to the fullest extent permitted by Pennsylvania law against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding (as defined below). No indemnification pursuant to this Article 9 shall be made, however, in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted self dealing, willful misconduct or recklessness.

            (ii) The right to indemnification provided in this Article 9 shall include the right to have the expenses incurred by the Indemnitee in defending any Proceeding paid by the corporation in advance of the final disposition of the Proceeding to the fullest extent permitted by Pennsylvania law; provided that, if Pennsylvania law continues so to require, the payment of such expenses incurred by the Indemnitee in advance of the final disposition of a Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of the Indemnitee, to repay all amounts so advanced without interest if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this
                  Article 9 or otherwise.

            (iii) Indemnification pursuant to this Article 9 shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

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            (iv)  For purposes of this Article 9, (A) "Indemnitee" shall mean each director or officer of the corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding, by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving in any capacity at the request or for the benefit of the corporation as a director, officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise; and (B) "Proceeding" shall mean any threatened, pending or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the corporation), whether civil, criminal, administrative, investigative or through arbitration.

      (b) Indemnification of Employees and Other Persons. The corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees. To the extent that an employee or agent of the corporation has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter herein, the corporation shall indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      (c) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses provided in this Article 9 shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws, agreement, vote of shareholders or directors, or otherwise.

      (d) Insurance. The corporation may purchase and maintain insurance, at its expense, for the benefit of any person on behalf of whom insurance is permitted to be purchased by Pennsylvania law against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person under Pennsylvania or other law. The corporation may also purchase and maintain insurance to insure its indemnification obligations whether arising hereunder or otherwise.

      (e) Fund for Payment of Expenses. The corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise may secure in any manner its indemnification obligations, whether arising hereunder, under the Bylaws, by agreement, vote of shareholders or directors, or otherwise.

9.3   Amendment

      The provisions of this Article 9, relating to the limitation of directors' liability, to indemnification and to the advancement of expenses shall constitute a contract between the corporation and each of its directors and officers which may be modified as to any director or officer only with that person's consent or as specifically provided in this Article 9. Notwithstanding any other provision of these Articles relating to their amendment generally, any repeal or amendment of this Article 9 which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not reduce any limitation on the personal liability of a director of the corporation, or limit the rights of an Indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Articles, no repeal or amendment of these Articles shall affect any and all of this Article 9 so as either to reduce the limitation of directors' liability or limit indemnification or the advancement of expenses in any manner unless adopted by (a) the unanimous vote of the directors of the corporation then serving, or (b) the affirmative vote of the majority of the holders of the common stock; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

9.4   Changes in Pennsylvania Law

      References in this Article 9 to Pennsylvania law or to any provision thereof shall be to such law as it existed on the date this Article 9 was adopted or as such law thereafter may be changed; provided that

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

      (a) in the case of any change which expands the liability of directors or limits the indemnification rights or the rights to advancement of expenses which the corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in this
      Article 9 shall continue as theretofore to the extent permitted by law; and (b) if such change permits the corporation without the requirement of any further action by shareholders or directors to limit further the liability of directors (or limit the liability of officers) or to provide broader indemnification right or rights to the advancement of expenses than the corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

10. Subchapters G and H of Chapter 25 of the Pennsylvania Business Corporation Law, or any corresponding provisions of succeeding law, shall not be applicable to the corporation.

11. (a) The Board of Directors may, if it deems it advisable, oppose a tender or other offer for the corporation's securities, whether the offer is in cash or in the securities of a corporation or otherwise. When considering whether to oppose an offer, the Board of Directors may, but is not legally obligated to, consider any relevant, germane or pertinent issue; by way of illustration, but not to be considered any limitation on the power of the Board of Directors to oppose a tender or other offer for this corporation's securities, the Board of Directors may, but shall not be legally obligated to, consider any or all of the following:

            (i) Whether the offer price is acceptable based on the historical and present operating results or financial condition of this corporation;

            (ii) Whether a more favorable price could be obtained for this corporation's securities in the future;

            (iii) The social and economic effects of the offer or transaction on this corporation and any of its subsidiaries, employees, depositors, loan and other customers, creditors, shareholders and other elements of the communities in which this corporation and any of its subsidiaries operate or are located;

            (iv) The value of the securities (if any) which the offeror is offering in exchange for this corporation's securities, based on an analysis of the worth of the offeror or other entity whose securities are being offered;

            (v) The business and financial conditions and earnings prospects of the offeror, including, but not limited to, debt service and other existing or likely financial obligations of the offeror, and the possible affect of such conditions upon this corporation and any of its subsidiaries and the other elements of the communities in which this corporation and any of its subsidiaries operate or are located; and

            (vi) Any antitrust or other legal and regulatory issues that are raised by the offer.

      (b) If the Board of directors determines that an offer should be rejected, it may take any lawful action to accomplish its purpose, including, but not limited to, any or all of the following: advising shareholders not to accept the offer; litigation against the offeror; filing complaints with all governmental and regulatory authorities; acquiring the offeror's securities; selling or otherwise issuing authorized but unissued securities or granting options or warrants with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the offeror; and obtaining a more favorable offer from another individual or entity.

12. The power to make, alter, amend and repeal the By-laws is expressly vested in the Board of Directors, subject however to the right of the shareholders to change such action by the affirmative vote of a majority of the outstanding shares of the common and preferred stock of the corporation.

13. No merger, consolidation, liquidation or dissolution of this corporation nor any action that would result in the sale or other disposition of all or substantially all of the assets of this corporation shall be valid unless first approved by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the common and preferred stock of the corporation. This Article 13 may not be amended unless first approved by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the common and preferred stock of the corporation.

14.   Control Events.

      a) It is the declared intent and policy of this corporation and its shareholders that control of this corporation is an asset that belongs to all shareholders of this corporation and that no shareholder should have, either directly or indirectly, beneficial ownership of twenty-five percent (25%) or more of the outstanding shares of the common or preferred stock of the corporation. Therefore, to carry out the aforementioned intent and policy, this corporation and its shareholders approve and adopt this Article 14.

      b) When any person is determined by the Board of Directors to be the beneficial owner, either directly or indirectly, of twenty-five percent (25%) or more of the outstanding shares of the common or preferred stock of the corporation (the "Substantial Shareholder"), then the Board of Directors may issue in its sole discretion on a pro rata basis to those shareholders of the corporation who are not affiliated with the Substantial Shareholder warrants to purchase additional shares of the common stock of this corporation at a purchase price equivalent to fifty percent (50%) of the average transaction price of all purchases and sales of the common stock of this corporation that occurred during the previous twelve-month period and that are known by the Board of Directors. Such warrants shall be issued without any consideration, shall not be assignable and shall expire six (6) months from the date of their issuance. The Board of Directors shall have the sole discretion in the determination of the number of shares of common stock of this corporation that may be purchased pursuant to such warrants.

      c) The Board of Directors may use, but is not necessarily limited to, the following indicia to determine "beneficial ownership": the effect of stock ownership by a person's spouse and minor children; ownership of shares held by a corporation or foundation of which a Substantial Shareholder is an officer or affiliate; the extent of a Substantial Shareholder's ownership of partnership shares; transfers pursuant to divorce; installment purchases; stock warrants; grants and options; control over the voting power of any stock; the status of a Substantial Shareholder as trustee, trust beneficiary or settlor of a trust of which part or all of the corpus is shares of the common stock or preferred stock or both of this corporation; and stock dividends.

      d) "Affiliate" of, or a person "affiliated" with, the Substantial Shareholder, is a person that directly, indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Substantial Shareholder.

      e) "Person" means an individual, corporation, partnership, association, joint stock company, syndicate, trust where the interest of the beneficiaries are evidenced by a security, an unincorporated organization, group of persons acting in consort, or any other entity. "Person" does not mean the Board of Directors of this corporation acting collectively in its capacity as the Board of Directors. "Person" does include an individual who is a member of the Board of Directors.

      f) This Article 14 may not be amended unless first approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of common and preferred stock of this corporation.

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

                         PROXY CARD FOR MAY 05 MEETING

ANNUAL MEETING OF SHAREHOLDERS OF
CCFNB BANCORP, INC.
May 4, 2005
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Signature of Shareholder Date: Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

1. ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM:

-     Robert M. Brewington, Jr.

-     Willard H. Kile, Jr.

-     Charles E. Long

2. Proposal to ratify the selection of J.H. Williams & Co. LLP, Certified Public Accountants, of Kingston, Pennsylvania, as the independent auditors for the Corporation for the year ending December 31, 2005.

3. Proposal to approve the Amended and Restated Articles of Incorporation. The Board of Directors recommends a vote FOR these proposals.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3. THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO THE TRANSFER AGENT IN THE ENCLOSED ENVELOPE.

Insert Number Attending: --------------------
FOR AGAINST ABSTAIN
FOR ALL NOMINEES
WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark FOR ALL EXCEPT and fill in the circle next to each nominee you wish to withhold, as shown here:

NOMINEES:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
Please detach along perforated line and mail in the envelope provided.
-----------------------------------
Yes, I(we) plan to attend the Annual Meeting.

-
--------------------------------------------------------------------------------

-------------------------------------------

14475
CCFNB BANCORP, INC.
PROXY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 4, 2005

                         PROXY CARD FOR MAY 05 MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Elaine M. Edwards and Dean R. Kelchner and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of CCFNB Bancorp, Inc. (the Corporation) that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Danville Elks, located on Route 11 between Bloomsburg and Danville, PA, on Wednesday, May 4, 2005 at 10:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

(PLEASE DATE AND SIGN ON REVERSE SIDE)

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